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                                                                  EXHIBIT 10.5.a

                                                                  EXECUTION COPY

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                     BAY VIEW AUTO RECEIVABLES OWNER TRUST

                                     Issuer

                                      and

                              JPMORGAN CHASE BANK,

                                    Trustee

                             ---------------------

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of March 17, 2004

                                     to the

                                   INDENTURE

                            Dated as of June 5, 2003

                              --------------------

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      FIRST SUPPLEMENTAL INDENTURE, dated as of March 17, 2004, among BAY VIEW
AUTO RECEIVABLES OWNER TRUST, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer") and JPMORGAN CHASE BANK, a banking corporation duly organized and existing under the laws of the New York, as Trustee (the "Trustee").

                                    RECITALS

      The Issuer has heretofore duly executed and delivered to the Trustee an Indenture, dated as of June 5, 2003 (the "Indenture"), providing for the issuance of the Notes. All capitalized terms used in this First Supplemental Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

      Section 9.02(b) of the Indenture provides that, with the consent of the Majority Holders, the Issuer and the Trustee, by an Issuer Order, may enter into one or more supplemental indentures to modify provisions of the Indenture.

      All things necessary to make this First Supplemental Indenture a valid agreement of the Issuer, and a valid supplement to the Indenture, have been done.

      Now, Therefore, this First Supplemental Indenture Witnesseth:

      For and in consideration of the premises, it is mutually agreed as follows:

      1. Section 3.15 of the Indenture is hereby amended by deleting the first sentence thereof and replacing it with the following:

      "No later than December 19, 2003 the Issuer shall enter into, and shall at all times thereafter until the Termination Date maintain in effect, one or more Hedge Agreements with an aggregate notional amount (measured as of the last Business Day of each month) not less than the Note Principal Balance, each executed by an Eligible Hedge Counterparty, relating to the Notes and containing such terms and conditions as required by the Majority Holders."

            2. Section 5.02 of the Indenture is hereby amended by adding the following subsection (e):

      "(e) In the event that, after giving effect to the transfers from the Spread Account made on any Transfer Date pursuant to Sections 5.02(d) and 5.03(a), the amount on deposit in the Spread Account on the related Payment Date exceeds the Requisite Amount (determined after giving effect to the payments required to be made on such Payment Date to the Noteholders of the Principal Payment Amount pursuant to Section 5.03(b)), the Indenture Trustee shall transfer to the Issuer on such Payment Date an amount equal to such excess."

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      This First Supplemental Indenture shall be construed in accordance with and governed by the substantive laws of the State of New York (including New York General Obligations Laws Sections 5-1401 and 5-1402, but otherwise without regard to conflict of law provisions thereof) applicable to agreements made and to be performed therein.

      This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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      IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this
Indenture to be duly executed as of the day and year first above written.

                                     BAY VIEW AUTO RECEIVABLES OWNER TRUST,
                                       as Issuer

                                     By: WILMINGTON TRUST COMPANY,
                                           not in its individual
                                           capacity, but solely as Owner Trustee

                                     By: /s/ Linda C. Mack
                                        ----------------------------------
                                         Name: Linda C. Mack
                                         Title: Financial Services Officer

                                     JPMORGAN CHASE BANK, as Indenture Trustee

                                     By: /s/ Joseph M. Costantino
                                        ----------------------------------
                                         Name: Joseph M. Costantino
                                         Title: Trust Officer

CONSENTED AND AGREED TO:

SHEFFIELD RECEIVABLES CORPORATION,
as the Sole Noteholder

By /s/ Janette Lieu
  ----------------------------------
   Name: Janette Lieu
   Title: Director